UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2019

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on July 30, 2014, FuelCell Energy Finance, LLC (“FuelCell Finance”), a wholly owned subsidiary of FuelCell Energy, Inc. (the “Company”), entered into a loan agreement (the “Loan Agreement”) with NRG Energy, Inc. (“NRG”) pursuant to which NRG extended a $40 million revolving construction and term financing facility (the “Loan Facility”) to FuelCell Finance for the purpose of accelerating project development by the Company and its subsidiaries.  On December 13, 2018, FuelCell Finance’s wholly owned subsidiary, Central CA Fuel Cell 2, LLC (“Co-Borrower”, and, together with FuelCell Finance, the “Credit Parties”), drew a construction loan advance of $5,750,000 under the Loan Facility. In conjunction with this advance, the Loan Agreement was amended on December 13, 2018.  The Loan Agreement was also subsequently amended on March 29, 2019 and June 13, 2019.

On July 11, 2019, FuelCell Finance, Co-Borrower, and NRG entered into the fifth amendment to the Loan Agreement, which amends the definition of “Maturity Date” under the Loan Agreement.  Pursuant to the fifth amendment, the Maturity Date of each note is now the date that is the earlier of (a) August 9, 2019, (b) the commercial operation date or substantial completion date, as applicable, with respect to the fuel cell project owned by the co-borrower under such note, and (c) closing of a refinancing of indebtedness; provided, however, in the event NRG determines, in its sole discretion, that the Credit Parties are not making sufficient progress toward the completion of the construction of the 2.8 MW Tulare BioMAT project in California, including but not limited to delivery of a mutually agreed plan of completion by no later than July 19, 2019, NRG may accelerate the Maturity Date on the date of such determination.

The foregoing summary of the terms of the fifth amendment is qualified in its entirety by reference to the full text of the fifth amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following exhibit is being filed herewith.
Exhibit No.	Description

10.1	Fifth Amendment to Loan Agreement, dated as of July 11, 2019, by and among FuelCell Energy Finance, LLC, Central CA Fuel Cell 2, LLC, and NRG Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: July 12, 2019	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer